UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GOLDMAN SACHS TRUST

(Name of Registrant as Specified In Its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Shareholder Services

Shareholder Name Address 1 Address 2 Address 3

IMPORTANT NOTICE

Re: Goldman Sachs Rising Dividend Growth Fund

Dear Shareholder:

We are writing to you regarding your participation in the Goldman Sachs Rising Dividend Growth Fund’s proxy.

It is important that we speak to you regarding this very important initiative. The call will only take a few moments of your time and there is no confidential information required.

Please contact us toll-free at 1-800-467-0821 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday.

Thank you.

Sincerely,

Frederick M. Bonnell

Managing Director, Shareholder Services

REFERENCE NUMBER: 1234567

AST FUND SOLUTIONS 55 Challenger Road, 2nd Floor Ridgefield Park, NJ 07666 • 1-800-217-0538	Global Resources Local Service Customized Solutions